Exhibit 24.1

FIRST INTERNET BANCORP

Power of Attorney of Director

The undersigned director of First Internet Bancorp, an Indiana corporation (the “Company”), does hereby make, constitute and appoint David B. Becker and Kenneth J. Lovik, and either of them, the undersigned’s true and lawful attorneys‑in‑fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said corporation to an Annual Report on Form 10-K for the fiscal year ended December 31, 2017 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys‑in‑fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 8th day of March, 2018.

/s/ John K. Keach Jr.
John K. Keach Jr.

FIRST INTERNET BANCORP

Power of Attorney of Director

The undersigned director of First Internet Bancorp, an Indiana corporation (the “Company”), does hereby make, constitute and appoint David B. Becker and Kenneth J. Lovik, and either of them, the undersigned’s true and lawful attorneys‑in‑fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said corporation to an Annual Report on Form 10-K for the fiscal year ended December 31, 2017 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys‑in‑fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 8th day of March, 2018.

/s/ David R. Lovejoy
David R. Lovejoy

FIRST INTERNET BANCORP

Power of Attorney of Director

The undersigned director of First Internet Bancorp, an Indiana corporation (the “Company”), does hereby make, constitute and appoint David B. Becker and Kenneth J. Lovik, and either of them, the undersigned’s true and lawful attorneys‑in‑fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said corporation to an Annual Report on Form 10-K for the fiscal year ended December 31, 2017 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys‑in‑fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 8th day of March, 2018.

/s/ Ann D. Murtlow
Ann D. Murtlow

FIRST INTERNET BANCORP

Power of Attorney of Director

The undersigned director of First Internet Bancorp, an Indiana corporation (the “Company”), does hereby make, constitute and appoint David B. Becker and Kenneth J. Lovik, and either of them, the undersigned’s true and lawful attorneys‑in‑fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said corporation to an Annual Report on Form 10-K for the fiscal year ended December 31, 2017 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys‑in‑fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 8th day of March, 2018.

/s/ Ralph R. Whitney, Jr.
Ralph R. Whitney, Jr.

FIRST INTERNET BANCORP

Power of Attorney of Director

The undersigned director of First Internet Bancorp, an Indiana corporation (the “Company”), does hereby make, constitute and appoint David B. Becker and Kenneth J. Lovik, and either of them, the undersigned’s true and lawful attorneys‑in‑fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said corporation to an Annual Report on Form 10-K for the fiscal year ended December 31, 2017 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys‑in‑fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 8th day of March, 2018.

/s/ Jerry Williams
Jerry Williams

FIRST INTERNET BANCORP

Power of Attorney of Director

The undersigned director of First Internet Bancorp, an Indiana corporation (the “Company”), does hereby make, constitute and appoint David B. Becker and Kenneth J. Lovik, and either of them, the undersigned’s true and lawful attorneys‑in‑fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said corporation to an Annual Report on Form 10-K for the fiscal year ended December 31, 2017 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys‑in‑fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 8th day of March, 2018.

/s/ Jean L. Wojtowicz
Jean L. Wojtowicz